UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2025

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

In connection with the proposed senior notes offering described in Item 8.01 below, American Axle & Manufacturing Holdings, Inc. (“AAM”) is providing potential investors with a preliminary offering memorandum, dated September 15, 2025 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum contains (i) certain information not previously disclosed by AAM; (ii) unaudited pro forma condensed combined financial information giving effect to AAM’s pending combination (the “Combination”) with Dowlais Group plc (“Dowlais”) as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 and the related notes thereto; (iii) the audited financial statements of Dowlais as of December 31, 2024 and 2023 and for the years then ended and the related notes thereto and (iv) the unaudited financial statements of Dowlais as of June 30, 2025 and for the six-month periods ended June 30, 2025 and 2024 and the related notes thereto. This information is included in Exhibits 99.1, 99.2, 99.3 and 99.4 attached to this Current Report on Form 8-K (the “Form 8-K”), respectively, and incorporated herein by reference.

The information in this Item 7.01 and the exhibits attached to this Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4 are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 8.01.	Other Events

On September 15, 2025, AAM announced that its wholly-owned subsidiary, American Axle & Manufacturing, Inc. (the “Issuer”), intends to offer, subject to market and other conditions, $843 million of senior secured notes due 2032 (the “Secured Notes”) and $600 million of senior unsecured notes due 2033 (the “Unsecured Notes,” and together with the Secured Notes, the “Notes”) in an offering that is exempt from the registration requirements of the Securities Act.

The Secured Notes will be secured by a first priority security interest in substantially all of the assets of the Issuer, AAM and AAM’s subsidiaries (other than the Issuer) that guarantee its existing credit agreement, subject to certain thresholds, exceptions and permitted liens. Such assets will also continue to secure borrowings under the Issuer’s existing credit agreement on a pari passu basis. The Secured Notes will be unconditionally guaranteed on a senior secured basis and the Unsecured Notes will be unconditionally guaranteed on a senior unsecured basis by AAM and its subsidiaries (other than the Issuer) that guarantee its existing credit agreement.

The Issuer intends to use the net proceeds from this offering, together with borrowings under its existing credit agreement and cash on hand, (i) to pay the cash consideration payable in connection with the Combination with Dowlais and related fees and expenses, (ii) to repay in full all outstanding borrowings under the existing credit facilities of Dowlais and to pay related fees, expenses and premiums, after which the existing credit facilities of Dowlais will be terminated, (iii) to fund a change of control offer for certain outstanding notes of Dowlais and (iv) the remainder, if any, for general corporate purposes, which may include, among other things, repayment of debt.

Unless the Combination is consummated concurrently with the closing of the offering of the Notes, the Issuer will deposit into segregated escrow accounts for each of the Secured Notes and the Unsecured Notes an amount of cash equal to (i) in the case of the escrow account for the Secured Notes, the gross proceeds from the sale of such series of Secured Notes, together with additional amounts on the issue date and from time to time to prefund interest on the Secured Notes and (ii) in the case of the escrow account for the Unsecured Notes, the gross proceeds from $600 million aggregate principal amount of Unsecured Notes, together with additional amounts on the issue date and from time to time to prefund interest on $600 million aggregate principal amount of Unsecured Notes, in each case, until the date that certain escrow release conditions, including the consummation of the Combination, have been satisfied or a special mandatory redemption has occurred. The Notes of each series will be secured by a first priority security interest in its respective escrow account and all funds deposited therein. The consummation of the Combination is subject to the satisfaction of customary closing conditions.

The Issuer may elect to increase the amount of the Unsecured Notes in order to fund the redemption or other repayment in full of its outstanding unsecured 6.50% Senior Notes due 2027 and related fees and expenses, in which case the Issuer would expect to increase the offering size of the Unsecured Notes by approximately $500 million to $1.1 billion. If more than $600 million aggregate principal amount of Unsecured Notes is issued in this offering, the escrow and special mandatory redemption provisions described above will only apply to $600 million aggregate principal amount of Unsecured Notes. This 8-K does not constitute a notice of redemption with respect to the Issuer’s outstanding unsecured 6.50% Senior Notes due 2027.

A copy of the press release of AAM is filed as Exhibit 99.5 hereto. The press release is incorporated herein by reference in its entirety.

This Form 8-K, including the exhibits attached hereto, does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Notes will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This report may contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, the statements about the proposed offering of the Notes, our intention to issue the Notes, the expected use of proceeds and the Combination. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Excerpts from Preliminary Offering Memorandum.
99.2	Unaudited Pro Forma Condensed Combined Financial Information, together with the notes thereto, from the Preliminary Offering Memorandum, dated September 15, 2025.
99.3	Audited financial statements of Dowlais as of December 31, 2024 and 2023 and for the years then ended and related notes thereto.
99.4	Unaudited financial statements of Dowlais as of June 30, 2025 and for the six-month periods ended June 30, 2025 and 2024 and the related notes thereto.
99.5	Press release dated September 15, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date:	September 15, 2025	By:	/s/ Matthew K. Paroly
Matthew K. Paroly
Vice President, General Counsel & Secretary